SUPPLEMENT DATED MAY 10, 2021

TO PROSPECTUS DATED MAY 1, 1995
FOR VARIABLE LIFE INSURANCE POLICY

ISSUED BY INDEPENDENCE LIFE AND ANNUITY COMPANY
INDEPENDENCE VARIABLE LIFE SEPARATE ACCOUNT

This supplement contains information about the Columbia Variable Portfolio – Small Company Growth Fund (the “Fund”) that is available as a Sub-Account under your Policy.

The Board of Trustees of Columbia Funds Variable Insurance Trust has approved the suspension of the offering and sale of shares of Columbia Variable Portfolio – Small Company Growth Fund effective June 1, 2021.

No transfers are permitted into the Fund beginning June 1, 2021.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.